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                                                                    EXHIBIT 25.1
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ---------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                             ---------------------

              CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                    A TRUSTEE PURSUANT TO SECTION 305(b)(2)

                             ---------------------

                   JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
              (Exact name of trustee as specified in its charter)

                                                                             13-4994650
               (State of incorporation                                    (I.R.S. employer
               if not a national bank)                                  identification No.)

                 1111 POLARIS PARKWAY                                          43271
                    COLUMBUS, OHIO                                           (Zip Code)
       (Address of principal executive offices)

                               THOMAS F. GODFREY
                  VICE PRESIDENT AND ASSISTANT GENERAL COUNSEL
                   JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
                     1 CHASE MANHATTAN PLAZA, 25(TH) FLOOR
                               NEW YORK, NY 10081
                              TEL: (212) 552-2192
           (Name, address and telephone number of agent for service)

                       CENTERPOINT ENERGY RESOURCES CORP.
              (Exact name of obligor as specified in its charter)

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
                       DELAWARE                                              76-0511406
           (State or other jurisdiction of                                (I.R.S. employer
            incorporation or organization)                              identification No.)

                    1111 LOUISIANA                                             77002
                    HOUSTON, TEXAS                                           (Zip Code)
       (Address of principal executive offices)
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                             SENIOR DEBT SECURITIES
                      (Title of the indenture securities)

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                                    GENERAL

ITEM 1.  GENERAL INFORMATION.

          Furnish the following information as to the trustee:

          (a) Name and address of each examining or supervising authority to which it is subject.

           Comptroller of the Currency, Washington, D.C.

           Board of Governors of the Federal Reserve System, Washington, D.C., 20551

           Federal Deposit Insurance Corporation, Washington, D.C., 20429.

          (b) Whether it is authorized to exercise corporate trust powers.

           Yes.

ITEM 2.  AFFILIATIONS WITH THE OBLIGOR AND GUARANTORS.

     If the obligor or any guarantor is an affiliate of the trustee, describe each such affiliation.

     None.

ITEM 16.  LIST OF EXHIBITS

     List below all exhibits filed as a part of this Statement of Eligibility.

     1. A copy of the Articles of Association of JPMorgan Chase Bank, N.A. (see
Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-106575 which is incorporated by reference).

     2. A copy of the Certificate of Authority of the Comptroller of the Currency for the trustee to commence business. (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 333-106575 which is incorporated by reference).

     3. None, the authority of the trustee to exercise corporate trust powers being contained in the documents described in Exhibits 1 and 2.

     4. A copy of the existing By-Laws of the Trustee. (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 333-106575 which is incorporated by reference).

     5. Not applicable.

     6. The consent of the Trustee required by Section 321(b) of the Act. (see
Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 333-106575 which is incorporated by reference).

     7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority attached as Exhibit 7.

     8. Not applicable.

     9. Not applicable.
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                                   SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, JPMorgan Chase Bank, N.A., has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Houston and State of Texas, on the 8th day of September, 2005.

                                          JPMORGAN CHASE BANK, N.A.

                                          By /s/ Carol Logan
                                            ------------------------------------
                                            Vice President and Trust Officer
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                             EXHIBIT 7 TO FORM T-1

                                BANK CALL NOTICE

                             RESERVE DISTRICT NO. 2
                      CONSOLIDATED REPORT OF CONDITION OF

                           JPMORGAN CHASE BANK, N.A.
                  OF 270 PARK AVENUE, NEW YORK, NEW YORK 10017
                     AND FOREIGN AND DOMESTIC SUBSIDIARIES,
                    A MEMBER OF THE FEDERAL RESERVE SYSTEM,

                  AT THE CLOSE OF BUSINESS MARCH 31, 2005, IN
        ACCORDANCE WITH A CALL MADE BY THE FEDERAL RESERVE BANK OF THIS DISTRICT PURSUANT TO THE PROVISIONS OF THE FEDERAL RESERVE ACT.

                                                              DOLLAR AMOUNTS
                                                               IN MILLIONS
                                                              --------------
                                   ASSETS
Cash and balances due from depository institutions:
  Noninterest-bearing balances and currency and coin........     $ 36,236
  Interest-bearing balances.................................       24,384
Securities:
Held to maturity securities.................................          101
Available for sale securities...............................       60,180
Federal funds sold and securities purchased under agreements to resell.................................................
  Federal funds sold in domestic offices....................       39,536
  Securities purchased under agreements to resell...........      133,265
Loans and lease financing receivables:
  Loans and leases held for sale............................       21,045
  Loans and leases, net of unearned income..................     $341,550
  Less: Allowance for loan and lease losses.................        5,313
  Loans and leases, net of unearned income and allowance....      339,000
Trading Assets..............................................      236,590
Premises and fixed assets (including capitalized leases)....        8,425
Other real estate owned.....................................          142
Investments in unconsolidated subsidiaries and associated
  companies.................................................          840
Customers' liability to this bank on acceptances
  outstanding...............................................          592
Intangible assets
  Goodwill..................................................       23,365
  Other Intangible assets...................................       10,259
Other assets................................................       49,089
TOTAL ASSETS................................................     $983,049
                                                                 ========

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
                                                              DOLLAR AMOUNTS
                                                               IN MILLIONS
                                                              --------------
                                LIABILITIES
Deposits
  In domestic offices.......................................     $378,772
  Noninterest-bearing.......................................     $134,412
  Interest-bearing..........................................      244,360
  In foreign offices, Edge and Agreement subsidiaries and
     IBF's..................................................      155,364
  Noninterest-bearing.......................................     $  6,701
  Interest-bearing..........................................      148,663
Federal funds purchased and securities sold under agreements to repurchase:
  Federal funds purchased in domestic offices...............        8,918
  Securities sold under agreements to repurchase............       84,208
Trading liabilities.........................................      138,428
Other borrowed money (includes mortgage indebtedness and
  obligations under capitalized leases).....................       78,207
Bank's liability on acceptances executed and outstanding....          592
Subordinated notes and debentures...........................       17,511
Other liabilities...........................................       38,035
TOTAL LIABILITIES...........................................      900,035
Minority Interest in consolidated subsidiaries..............        1,424

                               EQUITY CAPITAL
Perpetual preferred stock and related surplus...............            0
Common stock................................................        1,785
Surplus (exclude all surplus related to preferred stock)....       58,591
Retained earnings...........................................       21,936
Accumulated other comprehensive income......................         (722)
Other equity capital components.............................            0
TOTAL EQUITY CAPITAL........................................       81,590
                                                                 --------
TOTAL LIABILITIES, MINORITY INTEREST, AND EQUITY CAPITAL....     $983,049
                                                                 ========

     I, Joseph L. Sclafani, E.V.P. & Controller of the above-named bank, do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

                                          JOSEPH L. SCLAFANI

     We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

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
                                                        WILLIAM B. HARRISON, JR.  )
                                                        JAMES DIMON               )    DIRECTORS
                                                        MICHAEL J. CAVANAGH       )
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